Exhibit 10(b)

CONSENT OF SHEARMAN & STERLING LLP

We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Merrill Lynch Utilities and Telecommunications Fund, Inc. filed as part of this Post-Effective Amendment No. 17 to Registration Statement (File No. 33-37103) and to the use of our opinion of counsel, incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 15 to the Registration on Form N-1A (File No.33-37103).

/s/ Shearman & Sterling LLP Shearman & Sterling LLP

New York, New York March 18, 2004